SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 30, 2003

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                    011-15167                     04-2836871
        --------                    ---------                     ----------
(State of Incorporation)        (Commission File               (I.R.S. Employer
                                      Number)                   Identification
                                                                    Number)

                11 Hurley Street, Cambridge, Massachusetts 02141
               ---------------------------------------------------
               (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE



          On October 30, 2003, Biopure Corporation issued a press release (the "Press Release") updating its regulatory and operating plans. A copy of the Press Release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BIOPURE CORPORATION


Date:  October 30, 2003                     By:/s/ Ronald F. Richards
                                               -----------------------
                                               Ronald F. Richards
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

99.1. Press Release issued by Biopure Corporation on October 30, 2003, filed herewith.